Exhibit 99.1

FOCUSED ON ADDICTION Company Presentation September 2017 NASDAQ: OPNT

Forward Looking Statement 2 This presentation contains ‘forward - looking statements’ within the meaning of Section of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934 as amended. These forward - looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, implied or inferred by these forward - looking statements. In some cases, you can identify forward - looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” or “continue” or the negative of such terms and other comparable terminology. These forward - looking statements are only predictions based on our current expectations and projections about future events. You should not place undue reliance on these forward - looking statements. Actual events or results may differ materially. In evaluating these forward - looking statements, you should specifically consider various factors. These and other factors may cause our actual results to differ materially from any forward - looking statement. We undertake no obligation to update any of the forward - looking statements after the date of this presentation to conform those statements to reflect the occurrence of unanticipated events, except as required by applicable law.

3 OPNT: Focused on Addiction A Commercial - Stage Specialty Pharma Company Focused on Addiction Leveraging expertise, technology and a record of success to address the leading sources of addiction • Opioids • Alcohol • Food opiant

Lead Programs

Indication	Product Candidate / Regulatory Pathway	Pre-clinical	Phase 1	Phase 2	Phase 3	NDA	FDA Approval	Partner
Opioid Overdose	NARCAN® Nasal Spray 505(b)(2)							ADAPT PHARMA NIDA
Eating Disorders	OPNT001 Opioid Antagonist Nasal Spray 505(b)(2)							
Alcohol Dependence	OPNT002 Opioid Antagonist Nasal Spray / 505(b)(2)							NIDA
Heroin Vaccine	Heroin hapten + liposome adjuvant							Walter Reed National Military Medical Center

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Arvind Agrawal MSc EVP, Medical Affairs Extensive addiction and CNS drug development experience Dr. Roger Crystal MD MRCS MBA Chief Executive Officer David O’Toole , CPA Chief Financial Officer Mark Ellison, Ph.D. EVP Development, Manufacturing and Quality Dr. Phil Skolnick Ph.D   D.Sc  hon  Chief Scientific Officer Quan Vu VP, Corporate Development 5 Photo coming soon SM1

Opiant aims to become a leading addiction biopharma developing drugs at low cost, and quick to market Replicate recent success Invest long term Deliver on first program • New programs • predominantly 505(b)(2), relatively low cost , low technical risk • primarily using nasal opioid antagonists • Larger markets – chronic use • Earlier stage opportunities with novel modes of action x NARCAN® Nasal Spray FDA approved, licensed and commercialized, from concept to market in under 3 years 6

7 Addressing Addiction

8 Addiction has evolved as a disease, and now more acceptable to treat with pharmacotherapy The Past: Addicts as “junkies”; The Present: Addiction now recognized as a brain disease The Future: Incorporate pharmacotherapy as standard of care

Addiction now represents an attractive commercial opportunity 9 Strong sales from existing products • Suboxone sales > $1B • 27% growth in Vivitrol sales expected for 2017 - $250M Significant unmet need & increased government funding • Only 1 in 9 addicts receive appropriate treatment • Problem growing because of increased availability of heroin, fentanyl and related synthetics

10 Addictions are driven by the brain’s reward center releasing dopamine which can be blocked by opioid antagonists

Opioid antagonists acts on both the brain’s breathing and reward centers 11 Prior to OPNT001 2 time points after nasal administration of OPNT001

12 Opioid antagonists have been validated as therapeutics with an excellent safety profile

NARCAN® Nasal Spray 13

14 Opioid addiction and overdose: A significant public health crisis • Opioid overdose deaths have increased dramatically since 2000 • Dramatic increase in synthetic opioids including fentanyl • Approximately opioid 33,000 overdose deaths in 2015

A major issue is the rise in overdose cases from opioids more potent and longer lasting than heroin 15 Increasing overdose rates from 1. more potent opioids 2. longer acting opioids

16 Naloxone saves lives if given quickly – injections can only be given by qualified personnel Dial 911 Await ambulance Patient already stopped breathing Help often arrives too late Opioid pain killers, heroin, or fentanyl: victim unresponsive( ± breathing)

17 NARCAN® Nasal Spray is the only FDA - approved naloxone nasal spray for reversal of opioid overdose • Developed by Opiant • 2 doses now FDA approved • 6 FDA Orange Book patents • Licensed to Adapt Pharma in 2014 • Partial monetization deal with SWK: • OPNT received $17.5M, SWK receive next $26.25M royalties and milestones from Adapt • 1H 2017 – net sales were at least $25M • If 2017 net sales hit $55 - $75M, OPNT likely to receive royalty and milestones again from Adapt in 2018

18 NARCAN® Nasal Spray: Rapid absorption with higher blood levels compared to 0.4mg injectable naloxone Time Post Administration (hour) Naloxone Concentration (ng/ml) Dose 3 – 0.4mg Intramuscular Dose 1 – 4mg Intranasal Dose 2 – 2mg Intranasal 6.0 5.0 4.0 3.0 2.0 1.0 0.0 0.0 0.5 1.0 1.5 2.0 2.5 3.0

19 NARCAN® Nasal Spray – Easiest to use, needle free and among the least expensive Injectable Naloxone Autoinjectors Improvised Nasal Kits NARCAN® Nasal Spray • Only suitable for trained personnel • Requires prep time • Requires a needle • Expensive • Not needle free • Only suitable for trained personnel • Requires assembly • Not FDA - approved • Poor absorption • Single - use, multi - directional device • Easy to use • Rapid absorption

Over 20 million unique opioid users resulting in a potential $2B addressable market in U.S.


First
Responders
1M patients
with opioid use disorder taking methadone, suboxone etc.
20M Prescription Opioid Users – requiring co-prescribing NARCAN® Nasal Spray**

x $100 per pack* =

~$2B Addressable Market

Mandatory co-prescribing already in Vermont and Virginia for high risk patients

*Opiant estimate of average selling price
** Co-prescribing starting to happen – mandatory in Vermont for high risk patients

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21 NARCAN® Nasal Spray is becoming the mainstream rescue product across the USA

Beyond Overdose … .Addressing Chronic Treatment of Addictions 22

Opiant is leveraging NARCAN® success to address larger, broader addiction markets 12M 1.5M Opioid Overdose ~33k deaths per year Alcohol Use Disorder ~16 million Eating Disorders ~10 million Opioid Use Disorder ~2.4 million ACUTE CHRONIC 23

OPNT002 for Alcohol Use Disorder (AUD) 24

Today’s AUD medication requires abstinence and is poorly tolerated, so fewer than 5% of receive pharmacotherapy 25 patients with AUD currently receiving pharmacotherapy patients with AUD seeking treatment individuals in the USA meeting DSM - V diagnostic criteria for AUD 2.2M 15.7M 0.4M More effective pharmacotherapy – expected to increase # patients taking medication According to the CDC, AUD has annual cost of over $200 billion of which healthcare related costs are over $20 billion

Combining targeted dosing with a harm reduction endpoint, OPNT002 will be a differentiated product for AUD 26 Need for abstinence prior to commencing medication Need for abstinence as only acceptable outcome Low adherence for existing medication OPNT002 taken whenever patients have the urge to drink Existing pharmacotherapies for AUD OPNT002 FDA accept harm reduction as an outcome measure for OPNT002 ‘On demand’ dosing regimen – improved compliance expected

Faster nasal absorption vs oral Absorption of oral naltrexone is minimal at 5 - 10 minutes Rapid nasal absorption Vs oral, ensures that the maximum amount of drug is present when it is most needed 27 • Opioid receptors blocked when drinking alcohol • Patients can reduce heavy drinking Naltrexone blood levels: Oral Vs Nasal Vs Nasal with Intravail Nasal naltrexone absorption improved with Intravail

28 OPNT Existing Pharmacotherapies Criteria NASAL Naltrexone OPNT002 * Acamprosate (CAMPRAL) Disulfiram (ANTABUSE) Naltrexone HCl (Oral: ReVia ® / Generics) Naltrexone HCl (Injection: Vivitrol ®) “As - needed” use basis ✔ ✘ ✘ Can be used this way, but not current US practice ✘ Well - tolerated ✔ ✔ ✘ ✘ ✔ Safety ✔ − − ✔ ✔ Craving impact potential ✔ ✘ ✘ ✘ ✘ Long - term harm reduction potential  safe drinking ✔ ✘ ✘ ✘ ✘ No withdrawal required ✔ ✘ ✘ ✘ ✘ Approved drugs for Alcohol Use Disorder have limitations, which has limited their commercial success *Based on company expectations

29 Reduction in drinking improves mortality and is now an acceptable outcome measure for FDA approval

Taken as needed, avoiding detox, OPNT002 can transform AUD treatment & access AUD patients in several settings 30 Avoids the need for detox, withdrawal Patients take the drug when needed – greater control over drinking Reduce drinking rather than abstinence (accepted by FDA, KOLs) AUD patients in treatment centers AUD patients in primary care Population management – ability to reduce drinking within a whole healthcare system such as Kaiser

31 FDA feedback supportive of OPNT002 development plan alongside attractive commercial opportunity • Further development planned for 2H 2017 • 505(b)(2) regulatory pathway confirmed – increased likelihood and speed for FDA approval • Potential to self - commercialize and target treatment centers • Market dominated by generic competition – branded drug could rapidly gain market share

OPNT001 for Eating Disorders 32

Eating disorders affect millions with only one drug approved in each indication 33 Bulimia Nervosa • Compulsive bingeing and purging • Severe complications if untreated • Fluoxetine only approved drug • Affects 2.5M people in USA • Mostly young women Binge Eating Disorder • Most common eating disorder (8M in USA) • Food and food “cues” activate brain reward system • Shire’s Vyvanse® only approved drug (controlled substance)

164.8 171.3 174.8 179.9 188.6 199.9 0 - 40 - 80 - 120 - 160 - 180 Base 1 - 20 - 60 - 100 - 140 2 3 4 5 6 OPNT001 shows promise for Binge Eating Disorder 34 Proof of concept study (Helsinki) • (n=127) in patients with BED, Randomized, double blind, placebo controlled study • Significant reduction from baseline in bingeing after 6 months with OPNT001 compared to placebo (125 vs 84 mins per week; p=0.024 – per protocol) Placebo Weekly time (min) spent in binge eating, OPNT001 group reduced time in binging significantly more (p<0.024) OPNT001 Months Time (minutes) American Psychiatry Association Poster Presentation May 2013

OPNT001 Phase 2 trial design for Bulimia Nervosa 35 • Randomized, double blind, placebo controlled study in the UK underway • 80 patients • Primary endpoint – reduction in binge eating days • Expected duration – 12 months (further guidance once patient recruitment underway) • Data readout expected Q2 2018 • Bulimia being evaluated for self - commercialization

36 Corporate

37 Corporate/Clinical Milestones Enhance corporate governance through establishment of Board committees (1Q 2017) Initiate of Phase 2 trial of OPNT001 in Bulimia Nervosa (2Q 2017) Listed on Nasdaq Capital Market Strengthen management team through appointment of a CSO (1Q 2017) Ongoing development of OPNT 002 Alcohol Use Disorder program (2H 2017) Monetize NARCAN® Nasal Spray royalty (4Q 2016) Phase 2 Bulimia Nervosa data – expected 1H 2018

38 OPNT: Investment Highlights Record of commercialization in addiction, where others have failed High value pipeline, clinical and regulatory success in developing nasally - delivered opioid antagonists Significant competitive advantages and strong IP Strong partnerships and strengthened balance sheet Experienced management team with demonstrated ability to execute clinical programs

FOCUSED ON ADDICTION www.opiant.com